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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 27, 2004
                                                        -----------------


                             HENNESSY ADVISORS, INC.

             (Exact name of registrant as specified in its charter)


         California                      000-49872               68-0176227
         ----------                      ---------               ----------
(State or other jurisdiction            Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


                750 Grant Avenue, Suite 100                          94945
                                                                     -----
                     Novato, California
          (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number including area code: (415) 899-1555
                                 --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.           Regulation FD Disclosure

         On February 27, 2004, the Company announced that shareholders of four mutual funds of Lindner Asset Management, Inc., based in Deerfield, Illinois, voted to approve the mergers between the Lindner Funds and the Hennessy Funds. A copy of the announcement is attached as Exhibit 99.





Item 7.           Financial Statements and Exhibits

(c)      Exhibits

99                Press Release




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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



February 27, 2004                       By:    /s/ Neil J. Hennessy
                                           -------------------------------------
                                               Neil J. Hennessy
                                               President













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